UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2019

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	000-23996	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street

Portland, Oregon

(Address of principal executive offices)

97210-1818

(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value Series A Junior Participating Preferred Stock Purchase Rights	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01

Following the authorization to buy up to $2 million of the common stock of Schmitt Industries, Inc. (the “Company”), the Company’s Board of Directors approved and entered into a 10b5-1 plan on November 29, 2019 (the “Plan”). The Plan was adopted under the safe harbor provided by Rule 10b5-1 and Rule 10b-18 of the Securities Exchange Act of 1934, as amended, in order to assist the Company in implementing its stock repurchase plans.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders held on December 5, 2019, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified. The stockholders also (i) approved the declassification of directors, (ii) approved a non-binding advisory resolution to approve the executive compensation plan, (iii) approved the amendment and restatement of the 2014 Equity Incentive Plan, as amended, (the “2014 Plan”) to increase the shares of common stock issuable under the 2014 Plan from 500,000 to 700,000, (iv) approved an advisory vote for a one-year frequency for shareholder compensation approval, and (v) ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

At the Meeting, 3,761,675 shares of common stock, which represented 91.7% percent of the 4,102,031 total shares of common stock outstanding and entitled to vote at the Meeting, were present in person or by proxy which constituted a quorum.

Following the annual meeting, in accordance with the advisory vote of the Company’s stockholders, the Company’s Board of Directors voted that the stockholder advisory vote on executive compensation should be held every year.

The final votes for each matter were as follows:

Election of Directors.

Name	Votes For	Votes Against	Abstain
Charles Davidson	2,285,998	0	369,229
Steven Strom	2,289,930	0	365,297

Declassification of Directors.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,634,295	16,131	4,801	1,106,448

Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,276,921	371,538	6,768	1,106,448

Equity Incentive plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,329,671	1,323,356	2,200	1,106,448

Frequency on Executive compensation advisory vote.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,592,928	1,891	53,247	7,161	1,106,448

Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain	Broker Non-Votes
3,739,369	7,331	14,975	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

December 6, 2019	By:	/s/ Regina Walker
Name: Regina Walker
Title: Chief Financial Officer and Treasurer